                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported)  February 14, 1996



                     MARTIN LAWRENCE LIMITED EDITIONS, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                           0-13141             95-4103583
(State or other jurisdiction            (Commission          (IRS Employer
     of incorporation)                  File Number)       Identification No.)



                    16250 Stagg Street, Van Nuys, CA 91406

Registrant's telephone number, including area code (818) 988-0630



                                 Not applicable
         (former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

          On February 14, 1996, Martin Lawrence Limited Editions, Inc., a
Delaware corporation (the "Company"), issued a press release, a copy of which is attached hereto as an exhibit and incorporated herein by this reference.

ITEM 7.  EXHIBITS

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
         Exhibit No.                       Description
         -----------                       -----------
            99.1                           Press Release issued
                                           February 14, 1996


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   MARTIN LAWRENCE LIMITED
                                                   EDITIONS, INC.


Dated:  February 13, 1996                          By:/s/Allen A. Baron
                                                      -------------------------
                                                      Allen A. Baron
                                                      Chairman of the Board and
                                                      Chief Financial Officer
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                                 EXHIBIT INDEX


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
EXHIBIT                                                                   PAGE
  NO.                             DESCRIPTION                              NO.
-------                           -----------                             ----
  99.1                    Press release issued on                          4
                          February 14, 1996
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